UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2007

PENN NATIONAL GAMING, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 Berkshire Blvd., Suite 200
Wyomissing Professional Center
Wyomissing, PA	19610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 373-2400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.      Completion of Acquisition or Disposition of Assets.

On April 16, 2007, pursuant to an Asset Purchase Agreement (the “Asset Purchase Agreement”), dated November 7, 2006, among Zia Partners, LLC (“Zia”), Zia Park LLC (the “Buyer”), a wholly owned subsidiary of Penn National Gaming, Inc. (“Penn”), and (solely with respect to specified sections thereof which relate to Penn’s guarantee of the Buyer’s payment and performance) Penn, the Buyer completed the acquisition of the Black Gold Casino and Zia Park Racetrack, located on approximately 320 acres in Hobbs, New Mexico, and all related assets of Zia for a purchase price of $200 million in cash, subject to a working capital adjustment and certain other adjustments, the assumption of specified liabilities of Zia. Penn funded this purchase with additional borrowings under its existing $2.725 billion senior secured credit facility.

On April 17, 2007, Penn issued a press release announcing the closing of the Zia acquisition, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 2.1

Asset Purchase Agreement, dated as of November 7, 2006, by and among Zia Partners, LLC, Zia Park, LLC and (solely with respect to Section 2.6 and Articles VI and XII thereof) Penn National Gaming, Inc. (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Penn National Gaming, Inc. on November 9, 2006.)

Exhibit 2.2	First Amendment to Asset Purchase Agreement, dated as of April 13, 2007, by and among Zia Partners, LLC, Zia Park LLC and Penn National Gaming, Inc.

Exhibit 2.3	Second Amendment to Asset Purchase Agreement, dated as of April 16, 2007, by and among Zia Partners, LLC, Zia Park LLC and Penn National Gaming, Inc.

Exhibit 99.1	Press release issued by Penn National Gaming, Inc. on April 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN NATIONAL GAMING, INC.
(Registrant)

	By:	/s/ Robert S. Ippolito
Date: April 18, 2007	Robert S. Ippolito
Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 2.1

Asset Purchase Agreement, dated as of November 7, 2006, by and among Zia Partners, LLC, Zia Park, LLC and (solely with respect to Section 2.6 and Articles VI and XII thereof) Penn National Gaming, Inc. (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Penn National Gaming, Inc. on November 9, 2006.)

Exhibit 2.2	First Amendment to Asset Purchase Agreement, dated as of April 13, 2007, by and among Zia Partners, LLC, Zia Park LLC and Penn National Gaming, Inc.

Exhibit 2.3	Second Amendment to Asset Purchase Agreement, dated as of April 16, 2007, by and among Zia Partners, LLC, Zia Park LLC and Penn National Gaming, Inc.

Exhibit 99.1	Press release issued by Penn National Gaming, Inc. on April 17, 2007.